UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2013

The ADT Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of Principal Executive Offices, including Zip Code)

(561) 988-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 29, 2013, The ADT Corporation (the “Company”) completed the previously announced repurchase from Corvex Management LP (“Corvex”) of 10,240,000 shares of the Company’s common stock (the “Share Repurchase”) for a price per share equal to $44.01. The Share Repurchase was made pursuant to the Share Repurchase Agreement, dated November 24, 2013, by and between Corvex and the Company (the “Repurchase Agreement”). For additional information about the terms and conditions of the Repurchase Agreement, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2013	THE ADT CORPORATION

	By:	/s/ N. David Bleisch
		Name:	N. David Bleisch

		Title:	Senior Vice President, General Counsel and Corporate Secretary